Exhibit 99.1
SUBSCRIPTION AGREEMENT
ALEXZA PHARMACEUTICALS, INC.
2091 Stierlin Court
Mountain View, California 94043
Ladies and Gentlemen:
     The undersigned (the “Investor”) hereby confirms its agreement with Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Company”), as follows:
     1. This Subscription Agreement, including the Terms and Conditions for Purchase of Units attached hereto as Annex I (collectively, this “Agreement”) is made as of the latest date set forth on the signature page hereto between the Company and the Investor.
     2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of 6,685,183 units (the “Units”), with each Unit consisting of: (i) one share (the “Share”, and collectively, the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), and (ii) one warrant (the “Warrant”, and collectively, the “Warrants”) to purchase 0.5 shares of Common Stock, in substantially the form attached hereto as Exhibit B, for a purchase price of $2.70 per Unit (the “Purchase Price”). Units will not be issued or certificated. The Shares and Warrants are immediately separable and will be issued separately. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities”).
     3. The offering and sale of the Units (the “Offering”) is being made pursuant to (a) an effective Registration Statement on Form S-3 (File No. 333-166514) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the prospectus contained therein (as amended and supplemented by that certain prospectus filed with the Commission by the Company pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Act”), on May 26, 2010, the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Act of), that have been or will be filed by the Company with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission) on or prior to the date hereof (the “Issuer Free Writing Prospectuses”), containing certain supplemental information regarding the Units, the terms of the Offering and the Company and (c) a prospectus supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Units and terms of the Offering that has been or will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).
     4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Units set forth below for the aggregate purchase price set forth below. The Units shall be purchased pursuant to the Terms and Conditions for Purchase of Units attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by the placement agents (collectively, the “Placement Agents”) named in the Prospectus Supplement and that there is no minimum offering amount.
     5. The manner of settlement of the Units purchased by the Investor shall be as follows:
          A. Delivery of Shares by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby the Investor’s prime broker shall initiate a DWAC transaction on the Closing Date (as defined in Annex I hereto) using its DTC participant identification number, and released by Mellon Investor Services, LLC, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:
(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:
Mellon Bank, N. A.
500 Ross Street
Pittsburgh PA 15262-00001
ABA # 043-000-261
(SWIFT# MELNUS3P)
Account Name: Reorg Cash
Account Number: 1002331
Ref: 267000 Alexza
Attn: Siew Chin Chow 201-680-4047
IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE UNITS MAY NOT BE DELIVERED AT THE CLOSING (AS DEFINED IN ANNEX I HERETO) TO

THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.
          B. Delivery of Warrants in certificated, physical form by overnight courier to the address set forth on the signature page hereto.
6. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not, and will not be as of the Closing, a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an “associated person of a member” (within the meaning of Article I, Section 1(rr) of the By-laws of FINRA) of any member firm of FINRA, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)
7. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, the documents incorporated by reference therein and any Issuer Free Writing Prospectuses (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.
8. No offer by the Investor to buy Units will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Placement Agents on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.
9. The Company acknowledges that the only material, non-public information relating to the Company it has provided to the Investor in connection with the Offering prior to the date hereof is the existence of the Offering.
(Remainder of this page intentionally left blank; signatures begin on the next page.)

Number of Units:                                          , consisting of:
Number of Shares:
Number of Warrants:
(such number equal to ___% of the number of Shares being purchased by the Investor)
Purchase Price Per Unit: $
Aggregate Purchase Price: $
     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: August __, 2010

INVESTOR

By:
Print Name:

Title:
Address:

Agreed and Accepted
this ___ day of August, 2010:

ALEXZA PHARMACEUTICALS, INC.
By:
Name:
Title:

ANNEX I
TERMS AND CONDITIONS FOR PURCHASE OF UNITS
     1. Authorization and Sale of the Units. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares and the Warrants.
     2. Agreement to Sell and Purchase the Units; Placement Agents.
          2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares and Warrants set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Units are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.
          2.2 The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Units to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”, and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements”.
          2.3 Investor acknowledges that the Company has agreed to pay RBC Capital Markets Corporation (“RBCCM”) and JMP Securities LLC (collectively, the “Placement Agents”) a fee (the “Placement Fee”) in respect of the sale of Units to the Investor. RBCCM is acting as the representative of the Placement Agents and in such capacity is hereinafter referred to as the “Representative”.
          2.4 The Company has entered into a Placement Agent Agreement, dated August 4, 2010 (the “Placement Agreement”), with the Placement Agents that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof. The Company confirms that neither it nor any other person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, except as will be disclosed in the Prospectus and the Company’s Current Report on Form 8-K filed with the Commission in connection with the Offering. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company.
          2.5 Anything in this Agreement or the Placement Agreement to the contrary notwithstanding (except for Section 4.5 hereof as to the Investors), it is understood and agreed by the Company (i) that none of the Investors or any person to whom an offer of Units has been made (each, an “Offeree”) has been asked to agree, nor has any Investor or Offeree agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities, securities of the Company, or “derivative” securities based on securities issued by the Company for any specified term; (ii) that past or future open market or other transactions by any Investor or Offeree, including without limitation, Short Sales (as defined below) or “derivative” transactions, before or after the closing of this or future registered direct offering transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Investor or Offeree, and counter parties in “derivative” transactions to which any such Investor or Offeree is a party, directly or indirectly, presently may have a “short” position in the Securities, and (iv) that no Investor or Offeree shall be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.
     3. Closings and Delivery of the Units and Funds.
          3.1 Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Representative, and of which the Investors will be notified in advance by the Representative, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall (i) cause the Transfer Agent to deliver to the Investor the number of Shares and (ii) cause to be delivered to the Investor the number of Warrants, each as set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”), in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.
          3.2 Conditions to the Obligations of the Parties.
               (a) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Units to the Investor shall be subject to: (i) the receipt by the Company of the aggregate purchase price for the Units being purchased hereunder as set forth on the Signature Page, (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date and (iii) the satisfaction of the conditions set forth in Section 7 of the Placement Agreement.
               (b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Units will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, and to the condition that the Representative or the Placement Agents shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units that they have agreed to purchase from the Company. The Investor understands and agrees that, in the event that the Representative in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then the Representative or the Placement Agents, as the case may be, may, but shall not be obligated to, terminate the Placement Agreement, which shall have the effect of terminating this Agreement pursuant to Section 14 below.
          3.3 Delivery of Funds.
               (a) No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to the following account designated by the Company and the Placement Agents pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of the date hereof, by and among the Company, the Placement Agents and The Bank of New York Mellon (the “Escrow Agent”):
Mellon Bank, N. A.
500 Ross Street
Pittsburgh PA 15262-00001
ABA # 043-000-261
(SWIFT# MELNUS3P)
Account Name: Reorg Cash
Account Number: 1002331
Ref: 267000 Alexza
Attn: Siew Chin Chow 201-680-4047
               Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investor to the Company upon the satisfaction, in the sole judgment of the Representative, of the conditions set forth in Section 3.2(b) hereof. The Placement Agents shall have no rights in or to any of the escrowed funds, unless the Placement Agents and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee.
          3.4 Delivery of Shares. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing Mellon Investor Services, LLC, as the Company’s Transfer Agent, to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by RBCCM. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.
          3.5 Delivery of Warrants. The Warrants will be issued in certificated form. Upon receipt by the Company of the funds due it from the Escrow Agent pursuant to Section 3.3 above, the Company shall direct the delivery of the Warrants to the Investor by overnight courier at the address provided by the Investor on the Signature Page.

     4. Representations, Warranties and Covenants of the Investor.
     The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agents that:
          4.1 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Shares and Warrants set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.
          4.2 (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agents that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the Units, in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Units or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agents are not authorized to make and have not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Units, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement.
          4.3 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) and (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Investor’s certificate of incorporation or by-laws (or other similar governing documents) or (ii) any agreement or any law or regulation to which the Investor is a party or by which any of its property or assets is bound.
          4.4 The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the

Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units. The Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop. In addition, the Company does not intend to apply for listing the Warrants on any securities exchange. Without an active market, the liquidity of the Warrants will be limited.
          4.5 Since the date on which the Placement Agents first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any transactions involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). The Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

     5. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor. The Placement Agents shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.
     6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified airmail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:
if to the Company, to:
Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California 94043
Attention: Thomas B. King, President and Chief Executive Officer
Facsimile: (650) 944-7988
with copies to:
Cooley LLP
380 Interlocken Crescent
Suite 900
Boulder, Colorado 80021
Attention: Brent D. Fassett, Esq.
Facsimile: (720) 566-4099
     if to the Investor, at its address on the Signature Page, or at such other address or addresses as may have been furnished to the Company in writing.
     7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
     8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
     9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

     10. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
     11. Counterparts. This Agreement may be executed in multiple counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Such signatures may be delivered by facsimile or emailed PDF. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).
     12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Units to such Investor.
     13. Press Release. The Company and the Investor agree that the Company shall issue a press release announcing the Offering and disclosing all material information regarding the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.
     14. Termination. In the event that the Placement Agreement is terminated by the Representative or the Placement Agents pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

Exhibit A
ALEXZA PHARMACEUTICALS, INC.
INVESTOR QUESTIONNAIRE
     Pursuant to Section 3 of Annex I to the Subscription Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares:

Exhibit B
[Form of Warrant]